UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): March 20, 2003

                                   VIACOM INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                     1-9553                04-2949533
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        (State or other        (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                           Identification Number)


1515 Broadway, New York, New York                                 10036
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 258-6000
                                                     ---------------

Item 5. Other Events.

          On March 20, 2003, the Registrant announced that it has entered into new employment agreements with Sumner M. Redstone, Chairman and Chief Executive Officer, and Mel Karmazin, President and Chief Operating Officer. The agreements with Mr. Redstone and Mr. Karmazin are attached hereto as Exhibit 10.1 and
Exhibit 10.2, respectively, and are incorporated herein in their entirety. A copy of the press release announcing the entry into the agreements is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

     10.1 Employment Letter Agreement, dated March 20, 2003, between Viacom Inc. and Sumner M. Redstone

     10.2 Employment Letter Agreement, dated March 20, 2003, between Viacom Inc. and Mel Karmazin

     99.1 Press release dated March 20, 2003 announcing entry into employment agreements with Sumner M. Redstone and Mel Karmazin

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 VIACOM INC.



Date:  March 20, 2003             By:   /s/ MICHAEL D. FRICKLAS
                                        ----------------------------------
                                  Name:  Michael D. Fricklas
                                  Title: Executive Vice President, General
                                         Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit No.      Description

10.1 Employment Letter Agreement, dated March 20, 2003, between Viacom Inc. and Sumner M. Redstone

10.2 Employment Letter Agreement, dated March 20, 2003, between Viacom Inc. and Mel Karmazin

99.1 Press release dated March 20, 2003 announcing entry into employment agreements with Sumner M. Redstone and Mel Karmazin